UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2020 (March 2, 2020)

Nebula Acquisition Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38339	82-3008583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2350 San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

(513) 618-7161
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBU	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NEBU.W	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one third of one Warrant	NEBU.U	The Nasdaq Stock Market LLC

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Frank Kern, a member of the Board of Directors (the “Board”) of Nebula Acquisition Corporation (the “Company”), died unexpectedly on March 2, 2020. Mr. Kern also served as an independent member of the Compensation Committee of the Board.

On March 4, 2020, the Company notified the Nasdaq Stock Market (“Nasdaq”) of Mr. Kern’s death. As a result of Mr. Kern’s death, the Company is temporarily not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1) and 5605(d)(2)(A) regarding the composition of the Board and its Compensation Committee, respectively, because a majority of the Board is not comprised of independent directors and the Compensation Committee is not comprised of at least two independent directors. The Company has determined to rely on the cure periods set forth in Listing Rules 5605(b)(1)(A) and 5605(d)(4) of the Nasdaq Listing Rules with respect to the composition of the Board and its Compensation Committee, respectively.

On March 6, 2020, the Company received a response letter from Nasdaq acknowledging the Company's non-compliance with Nasdaq Listing Rule 5605. The Nasdaq letter further provided that consistent with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(d)(4), Nasdaq will provide the Company with a cure period in order to regain compliance until the earlier to occur of (i) its next annual stockholders meeting or March 2, 2021; or (ii) if the next annual shareholders' meeting is held before August 31, 2020, then the Company must evidence compliance no later than August 31, 2020.

The Company expects to regain compliance with Nasdaq Listing Rule 5605 prior to the expiration of the cure period provided by Nasdaq.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 6, 2020	NEBULA ACQUISITION CORPORATION

	By:	/s/ Adam Clammer
Name: Adam Clammer
Title: Co-Chief Executive Officer